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                                                                    Exhibit 10.3


                       AMENDMENT NO. 1 TO EMPLOYMENT AGREEMENT


         Amendment No. 1 dated as of July 25, 1997 ("Amendment") by and between DONNA KARAN INTERNATIONAL INC. a Delaware corporation, having an office at 550 Seventh Avenue, New York, New York 10018 (the "Company") and STEPHAN WEISS (the "Executive") to Employment Agreement (the "Agreement") dated as of the 3rd day of July, 1996, by and between, the Company and the Executive.

                                W I T N E S S E T H :
                                - - - - - - - - - -

         WHEREAS, the Company and the Executive wish to amend the Agreement on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, it is hereby agreed as follows:

         1. So long as, but only so long as, John D. Idol, serves as Chief Executive Officer of the Company the following amendments to the Agreement are hereby adopted:

         a. AMENDMENT OF SECTION 2. Section 2 of the Agreement is hereby amended by deleting paragraph 2(a)in its entirety.

         2. ACKNOWLEDGMENT. The Executive hereby acknowledges and agrees that the changes to his duties and responsibilities to the Company as set forth in this Amendment and the appointment of John D. Idol as Chief Executive Officer of the Company do not constitute "good reason" as set forth under Section 9(b)(ii) of the Agreement.


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         3.   SEPARABILITY. In the event that any provision or any portion of any provision of this Amendment shall be held to be void or unenforceable, the remaining provisions of this Amendment (and the balance of any provisions held void or unenforceable in part only) shall continue in full force and effect.

         4. ASSIGNMENT. This Amendment may not be assigned by Executive, but may be assigned by the Company to any successor in interest in a transaction not constituting a "change of control" as set forth in paragraph 9(b)(v) of the Agreement. This Amendment shall inure to the benefit of, and shall be binding upon the Company, its permitted successors and assigns, and Executive, his legal representatives, executors and administrators.

         5. ENTIRE AGREEMENT. This Amendment, together with the Agreement, contains the full and complete understanding and agreement of the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

         6. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the principles of conflicts of law provisions thereof.



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         7.   WAIVER; AMENDMENTS AND CONSENTS.  No waiver by either party of any breach of any provision of this Amendment shall be deemed a waiver of any preceding or succeeding breach of such provision or of any other provision herein contained. Any amendment to this Amendment, and any consent or waiver by a party hereto to any provision of this Amendment, shall be in writing and delivered to both parties to this Amendment.

         8. NOTICES. Except as otherwise specifically provided herein, any notice or other communication given hereunder shall be deemed sufficient if delivered personally or sent by registered or certified mail, return receipt requested, as follows:

         If to the Company:

              Donna Karan International Inc.
              550 Seventh Avenue
              New York, New York 10018

              Attention: President

         If to Executive:

              Mr. Stephan Weiss
              550 Seventh Avenue
              New York, New York 10018


The foregoing addresses may be changed by notice given in the manner set forth in this paragraph 8.

         9. THE AGREEMENT. Except as expressly set forth herein, all other provisions of the Agreement shall remain in full force and effect.



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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                                  DONNA KARAN INTERNATIONAL INC.



                                  By: /s/
                                     -------------------------------
                                     Name:
                                     Title:

                                  /s/
                                  ----------------------------------
                                       STEPHAN WEISS












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